SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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CASCADE BANCORP
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(Name of Registrant as Specified In Its Charter)

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1100 NW Wall Street Bend, Oregon 97701

November 19, 2008

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Cascade Bancorp to be held on December 19, 2008, at 8:00 am at 1100 NW Wall Street, Bend, Oregon.

     The Notice of Special Meeting of Shareholders and Proxy Statement are included herein and describe the formal business to be transacted at the Meeting. Directors and Officers of Cascade Bancorp will be present to respond to appropriate shareholder questions.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting in person, please vote your proxy via the Internet, by telephone or by mail in order to ensure a quorum.

     Your continued interest and support of Cascade Bancorp are sincerely appreciated.

Sincerely,

Gregory D. Newton Secretary

Please give careful attention to all of the information enclosed with this letter, including the information contained or incorporated by reference in the proxy statement.

CASCADE BANCORP
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 8:00 AM ON DECEMBER 19, 2008

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at 1100 NW Wall Street, Bend, Oregon, on December 19, 2008, at 8:00 am Pacific Time for the following purposes:

Item 1.	To approve an amendment to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock with limited voting rights;

Item 2.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 45,000,000; and

Item 3.	To transact such other business as may properly come before the Meeting and at any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     If you were a shareholder of record of Cascade as of the close of business on October 27, 2008, you are entitled to receive this notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.

     Registered holders may vote:

     1.     By Internet: go to http://www.proxyvote.com;

     2.     By toll-free telephone: call 1-800-690-6903; or

     3.     By mail: mark, sign and date and promptly mail the enclosed proxy card.

     Beneficial holders. If your shares are held in the name of a broker, bank or other holder of record, you must follow the instructions you receive from the holder of record to vote your shares.

By Order of the Board of Directors,

Gregory D. Newton
Secretary

November 19, 2008
Bend, Oregon

PROXY STATEMENT
OF
CASCADE BANCORP
1100 NW Wall Street
Bend, Oregon 97701
(541) 385-6205

SPECIAL MEETING OF SHAREHOLDERS
December 19, 2008

Why am I receiving these materials?

     The Board of Directors has called a Special Meeting of Shareholders to vote on amendments to our Articles of Incorporation. As a shareholder of record on the record date of the meeting, you are entitled to vote on these proposals at the Meeting. Our shareholders are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What items will be voted on at the Meeting?

     This proxy statement, which was first mailed to shareholders on or about November 19, 2008, is furnished in connection with the solicitation of proxies by the Board to be voted at the Meeting. The purpose of this proxy statement is to solicit the votes of the Cascade shareholders with respect to the following matters:

Item 1.	To approve an amendment to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock with limited voting rights;

Item 2.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 45,000,000; and

Item 3.	To transact other business as may properly come before the Meeting.

     The Board has unanimously voted in favor of both amendments to our Articles of Incorporation and recommends your approval of each proposal. The Board of Directors is considering authorizing the issuance of a series of preferred stock and warrants to purchase common stock to the United States Department of Treasury pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the TARP Capital Purchase Program established thereunder.

Why is the amendment to the Articles necessary?

     Currently the articles restrict equity capital issuance exclusively to common stock. Amending the articles enables the Board of Directors to issue preferred shares without further shareholder approvals or delay and, thereby, provide Cascade with maximum flexibility in possible future capital raising opportunities which may be deemed advisable and in the best interests of Cascade and its shareholders. In order to participate in the U.S. Treasury’s CPP Program described below, the Company must have authorized preferred stock. As discussed below, the Board of Directors authority to issue such shares is limited under the rules of any stock exchange to which it is subject.

     The amendment to the Articles of Incorporation to increase the number of authorized common shares will provide additional flexibility to the Company for general corporate purposes , including capital raising and strategic acquisitions if the Company determines that additional capital is required or if an acquisition opportunity becomes available.

Why is Cascade considering participation in U.S. Treasury Capital Purchase Program (CPP) and holding a Special Shareholders’ Meeting?

     The recent significant economic downturn and turbulence in the financial markets make it prudent for financial institutions to not only preserve existing capital, but to consider augmenting capital as a protection against the uncertain duration and severity of the challenges arising from this economic situation. Recently, the United States Treasury has made available certain capital-raising opportunities to qualifying financial institutions to stabilize the banking system and help support economic recovery in the future. Under the Capital Purchase Program (CPP) of the Emergency Economic Stabilization Act of 2008, the United States Treasury is authorized to purchase preferred stock in financial institutions under certain terms and conditions. The Company has applied for

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participation in the CPP Program because it would further strengthen Cascade’s already ‘well capitalized’ regulatory designation and would enable it to proactively fulfill its mission of supporting the financial health and vitality of the communities it serves through prudent lending and deposit gathering activities.

     Although Cascade has applied for possible participation in this program, it has not received preliminary approval from the U.S. Treasury. If preliminary approval is received and upon satisfaction of other terms and conditions, the Board of Directors would make a final decision as to CPP participation. Although Cascade presently contemplates no particular transaction involving the issuance of preferred stock other than CPP, the Board believes that preferred stock may be a component in future raising of capital.

What will the terms of the preferred stock be?

     You are not being asked to approve preferred stock with specific terms. The terms of any series of preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity rates and similar matters will be determined by the Board of Directors at a later date without further action by the shareholders of the Company. However, it is expected that a portion of the preferred stock will be issued to the United States Treasury under the CPP. The Treasury will be purchasing Senior Preferred Stock. The Senior Preferred stock will have a liquidation preference of $1,000 per share, and will be senior to common stock, shall not be subject to any contractual restrictions on transfer and shall be non-voting other than certain class voting rights.

     Cumulative dividends will be payable on the Senior Preferred stock at a rate of 5% per annum until the fifth anniversary of the issuance of the Senior Preferred stock and at a rate of 9% per annum thereafter.

     The Senior Preferred stock may not be redeemed for a period of three years from the date of issuance, except with the proceeds from the sale by the qualified institution of Tier 1 qualifying perpetual preferred stock or common stock for cash. All redemptions of the Senior Preferred stock shall be at 100% of its issue price plus any accrued and unpaid dividends. Any redemption of the Senior Preferred stock shall be subject to the approval of the qualified institution primary federal bank regulator.

     The Company is seeking authorization of 5,000,000 shares of preferred stock. A maximum of 67,400 shares of preferred stock may be issued to the Treasury in connection with the CPP. The additional authorized shares of preferred stock may be issued by the Company in order to raise additional capital, or for other strategic purposes, without additional shareholder approval.

What will happen if the shareholders fail to approve the proposal authorizing the creation of preferred stock?

     In the event that the shareholders of the Company fail to approve the amendment of the Company’s Articles of Incorporation to create authorized preferred stock, the Company will be ineligible to participate in the CPP and will therefore not qualify for the equity investment by the Treasury. A failure to qualify for the CPP will eliminate a potential source of capital to improve the Company’s capital position. Like many other U.S. financial institutions, we have faced significant economic and business challenges in recent months, owing in part to the downturn in real estate markets and the overall credit crisis. Our application to participate in the CPP represents a part of our strategy to protect our capital and maintain liquidity during these challenging times.

What will happen if the shareholders fail to approve the proposal increasing the authorized common stock?

     In the event that the shareholders of the Company fail to approve the amendment of the Company’s Articles of Incorporation to increase the amount of authorized common stock, the Company will not have the ability to issue in excess of the currently authorized 35,000,000 shares, which may, in the future, impede the Company’s ability to raise additional capital or take advantage of a strategic acquisition opportunity.

When and where is the Meeting?

     A Special Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at 1100 NW Wall Street, Bend, Oregon, on December 19, 2008 at 8:00 am Pacific Time (the “Meeting”).

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Who may vote?

     If you were a shareholder of Cascade as of the close of business on October 27, 2008 (the “Record Date”), you are entitled to vote at the Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 28,088,110 shares outstanding held by approximately 8,200 holders of record.

How do I vote?

     We encourage you to vote electronically or by telephone. You may vote via the Internet at www.proxyvote.com, by mail or by telephone by calling 1-800-690-6903. Please see the instructions on the proxy or vote instruction card. To vote by mail, please complete, sign and date the proxy card and return it to us at your earliest convenience.

     If you are a shareholder of record, you may vote in person at the Meeting. Even if you plan to attend the Meeting, please complete, date, and sign the accompanying proxy and return it promptly to us by mail, or vote via the Internet or telephone.

How is my proxy voted?

     If you submit a properly executed proxy with no instructions, the named proxy holders will vote your shares in favor of the amendment to our Articles of Incorporation. In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the Meeting. The Board has named Patricia L. Moss and Gary L. Hoffman, M.D. as the proxy holders. Their names appear on the proxy form accompanying this proxy statement. You may name another person to act as your proxy if you wish, but that person would need to attend the Meeting in person or further vote your shares by proxy.

How do I change or revoke a proxy?

     After voting you may change your vote one or more times, or you may revoke your proxy at any time before the vote is taken at the Meeting. You may revoke your proxy by submitting a proxy bearing a later date or by notifying the Secretary of Cascade (in writing by mail) of your wish to revoke your proxy. You may also change your proxy or vote by voting again [via the Internet or] by telephone as described above. If you wish to revoke your proxy by mail, your revocation must be received by the Secretary of Cascade no later than 5:00 p.m., local time, on December 17, 2008, the last business day before the Meeting. You may also revoke your proxy by oral request if you are present at the Meeting.

     You may still attend the Meeting even if you have submitted a proxy. You should be aware that simply attending the Meeting will not, of itself, revoke a proxy.

How do we determine a quorum?

     We must have a quorum to conduct any business at the Meeting. Shareholders holding at least a majority of the outstanding shares of common stock must either attend the Meeting or submit proxies to have a quorum. If you come to the Meeting or submit a proxy but you abstain from voting on a given matter, we will still count your shares as present for determining a quorum, but not count your shares as voting for or against the given matter.

How do we count votes?

     The named proxy holders will vote your shares as you instruct on your proxy. We will not count abstentions or broker non-votes for or against a matter submitted to a vote of shareholders. Each share is entitled to one vote.

     A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee. A broker may only vote those shares if the beneficial owner gives the broker voting instructions. We will count broker non-votes as present for establishing a quorum.

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What is the voting requirement to approve the proposal?

     Assuming the existence of a quorum, each amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

How many shares are held by directors and officers?

     As of the Record Date, directors and named executive officers of Cascade beneficially owned 1,143,177 shares, all of which are entitled to vote, including 33,854 shares of Cascade common stock that are held in Cascade’s 401(k) plan and are voted by the trustees of the plan. These shares constitute approximately 4.07% of the total shares outstanding and entitled to be voted at the Meeting. We expect all directors and executive officers to vote in favor of all proposals.

Who is paying the cost of this proxy solicitation?

     Cascade will bear the cost of soliciting proxies from its shareholders. In addition to using the mail, proxies may be solicited by personal interview, telephone, and electronic communication. Cascade requests that banks, brokerage houses, other institutions, nominees, and fiduciaries forward their proxy soliciting material to their principals and obtain authorization for the execution of proxies. Officers and other employees of Cascade and its bank subsidiary, Bank of the Cascades, acting on Cascade’s behalf, may solicit proxies personally. Cascade may pay compensation for soliciting proxies, and will, upon request, pay the standard charges and expenses of banks, brokerage houses, other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals. In addition, Cascade has engaged Morrow & Co. to assist in the solicitation of proxies for a fee of $5,500.00 plus reimbursement of customary expenses.

Are there any retroactive adjustments to the data in this proxy statement?

     All share related data has been retroactively adjusted for the five-for-four stock split declared and paid in 2006.

IMPORTANT NOTICES

     Neither our common stock nor our proposed preferred stock, are or will be a deposit or bank account, and are not and will not be insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     We have not authorized any person to give any information or to make any representations other than the information and statements included in this Proxy Statement. You should not rely on any other information. The information contained in this Proxy Statement is correct only as of the date of this Proxy Statement, regardless of the date it is delivered.

     The words “Cascade,” the “Company,” “we,” “our,” and “us,” as used in this Proxy Statement, refer to Cascade Bancorp and its wholly-owned subsidiary, Bank of the Cascades, collectively, unless the context indicates otherwise.

ITEM 1.	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS.

     We are asking you to approve a proposal to amend our Articles of Incorporation to authorize 5,000,000 shares of preferred stock. The Board of Directors has approved the amendment, and believes such action to be in the best interests of the Company and its shareholders for the reasons set forth below. The purpose of the amendment to the Articles of Incorporation is to enable shares to be issued in connection with capital raising transactions, future acquisitions, joint ventures, strategic alliances, or for other corporate purposes as approved by the Board.

     Specifically, the Board of Directors is considering authorizing the issuance of a series of preferred stock and warrants to purchase common stock to the United States Department of Treasury (“UST”) pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the TARP Capital Purchase Program (the “CPP”) established thereunder.

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     The complete text of the form of the Amendment to the Articles of Incorporation for the authorization of preferred stock is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the Oregon Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Terms of the Possible TARP Capital Purchase Program

     Estimated Proceeds: Under the TARP Capital Purchase Program (CPP), eligible financial institutions can generally apply to issue shares of preferred stock to Treasury ranging from a minimum of 1% to a maximum of 3% of each participating institution’s “risk-weighted assets.” Cascade’s risk weighted assets as of September 30, 2008, were approximately $2.2 billion, which would potentially enable Cascade to receive an investment from Treasury of between $22.5 million and $67.4 million. Cascade’s application requested CPP funds up to the maximum amount. It is expected that upon preliminary approval by Treasury, Cascade will have 30 days to satisfy all requirements for participation in the CPP, including receipt of shareholder approval of the Articles Amendment Proposal and the Board of Directors final determination of participation, as well as execution and delivery of an investment agreement with Treasury.

     Use and Effect of CPP Proceeds: Cascade intends to utilize the proceeds of possible CPP funds to augment its capital position and to prudently extend lending activities in all of our markets. As a traditional community bank, Cascade gathers local deposits and deploys them exclusively into loans within the markets served. Cascade is committed to helping the businesses and consumers in our communities access suitable credit. Prior to such deployment, the funds may provide additional liquidity and reduce current borrowings or augment investments. Should circumstances result in the Company being viewed as an acquirer of other financial institutions to the benefit of local communities in the northwest, the Board of Directors would contemplate such usage as well.

     Pro forma Effect of CPP on Capital: The pro forma effects of the receipt of CPP funds on capital are estimated as follows:

		Pro Forma As of September 30, 2008
	As Reported	Minimum	Maximum	Minimum For
	September 30,	1% Risk Based	3% Risk Based	Regulatory
	2008	Assets	Assets	"Well Capitalized"
				Designation
Possible CPP Participation	-	22,453	67,359
Total Tier 1 Capital	229,445	251,898	296,791
Total Tier 2 Capital	28,066	28,066	28,066
Total Capital (Tier 1 & 2)	257,511	279,965	324,858
Leverage Ratio	9.94%	10.91%	12.86%	6.00%
Tier 1 Ratio	10.22%	11.22%	13.22%	8.00%
Total Capital Ratio	11.47%	12.47%	14.47%	10.00%

     General Terms of CPP Senior Preferred Stock and Effect on Common Shareholders: If Cascade participates in the TARP Capital Purchase Program, Treasury would purchase shares of cumulative perpetual preferred stock, with a liquidation preference of $1,000 per share (the “Senior Preferred Stock”). The Senior Preferred Stock would constitute Tier 1 capital and would rank senior to Cascade’s common stock shareholders. Cumulative dividends would be payable on the Senior Preferred Stock quarterly in arrears at a rate of 5% per annum for the first five years and 9% per annum after year five.

     The CPP shares of Senior Preferred Stock would be non-voting shares, but would have class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred Stock; (ii) any amendment to the rights of the holders of the Senior Preferred Stock; or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the holders of the Senior Preferred Stock. In the event the cumulative dividends described above were not paid in full for six dividend periods, whether or not consecutive, the holders of the Senior Preferred Stock would have the right to elect two directors of the Company. The right to elect directors would end when dividends have been paid in full for four consecutive dividend periods.

     The CPP shares of Senior Preferred Stock would be redeemable by Cascade after three years at their issue price, plus any accrued and unpaid dividends. Prior to the end of three years after Treasury’s investment, the Senior Preferred Stock could only be redeemed by us using the proceeds of an offering of other Tier 1 qualifying perpetual preferred stock or common stock (a “Qualified Equity Offering”) which yields aggregate gross proceeds to us of at least 25% of the issue price of the Senior Preferred Stock. Any such redemption must be approved by the

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Company’s primary federal bank regulator, the Board of Governors of the Federal Reserve System. Treasury would be permitted to transfer the shares of Senior Preferred Stock to a third party at any time.

     CPP Warrants and Dilution of Common Shareholders: If Cascade participates in CPP it must also issue warrants (the “Warrants”) to Treasury to purchase a number of shares of our common stock having a market value equal to 15% of the aggregate liquidation amount of the shares of Senior Preferred Stock purchased by Treasury. The exercise price of the Warrants, and the market value for determining the number of shares common stock subject to the Warrants would be determined by reference to the market value of our common stock on the date of Treasury’s investment in the Senior Preferred Stock (calculated on a 20-day trailing average closing price). The exercise price of the Warrants and the number of shares of common stock issuable upon exercise of the Warrants would be subject to customary anti-dilution adjustments for any stock dividends, stock splits or similar transactions or certain below market issuances by us of common stock or securities convertible to common stock. Assuming a market value per share of our common stock for these purposes (based on the 20-day trailing average closing price on November 14, 2008) of $8.76, the number of shares of our common stock that would be purchasable under the Warrants issued to Treasury would range from 421,875 (assuming the minimum Senior Preferred Stock investment by Treasury of $22.5 million) to 1,263,750 (assuming the maximum Senior Preferred Stock investment by Treasury of $67.4 million). As reported book value per share as of September 30, 2008 was $9.85 and would be $9.43 on a pro forma basis assuming the maximum Senior Preferred Stock investment by Treasury of $67.4 million and $9.71 per share on a pro forma basis assuming the minimum Senior Preferred Stock investment by Treasury of $22.5 million.

     The CPP Warrants would have a term of ten years. The Warrants would be immediately exercisable and would not be subject to restrictions on transfer; however, Treasury would only be permitted to exercise or transfer one-half of the Warrants prior to the earlier of (i) the date on which we have received aggregate gross proceeds of at least 100% of the issue price of the Senior Preferred Stock from one or more Qualified Equity Offerings and (ii) December 31, 2009. If we received aggregate gross proceeds of at least 100% of the issue price of the Senior Preferred Stock from one or more Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of our common stock underlying the Warrants would be reduced by 50%. Treasury would agree not to exercise voting power with respect to any of the shares of common stock issued to it upon exercise of the Warrants; persons to whom Treasury subsequently transferred these shares would not be bound by this voting restriction.

     Registration of CPP Shares: Cascade would be required to file a shelf registration statement with the Securities and Exchange Commission to permit the transferability of the shares of Preferred Stock, as well as the Warrants (defined above) and the shares of common stock underlying the Warrants, as soon as practicable after the date of Treasury’s investment in the Senior Preferred Stock.

     U.S. Treasury Not Obligated to issue CPP and Effect on Cascade: The United States Treasury is not obligated to accept Cascade’s application to participate in CPP and the proceeds of related sale of capital securities is not guaranteed, therefore there can be no assurance that a CPP transaction will be completed. The Board of Directors believes that shareholders should approve the amendment to articles regardless of whether Treasury accepts Cascade’s CPP application because such action would provide Cascade with maximum flexibility in possible future capital raising opportunities which may be deemed advisable and in the best interests of Cascade and its shareholders. In the event the proposed amendment to articles is approved by shareholders but the Treasury does not accept Cascade’s CPP application, the Company would remain a ‘well-capitalized’ financial institution and its financial condition and results of operations would not be materially different than those disclosed at September 30, 2008. However, its total capital would not be augmented to the extent of the possible CPP proceeds. In addition, because of the extensive publicity of CPP and certain market perceptions as to the financial health of firms that are denied access to CPP, the affect on Cascade’s stock price or future ability to grow organically or acquire banks could be adversely effected.

     CPP Operational Impact on Executive Compensation: To participate in the TARP Capital Purchase Program, Cascade would be required to adhere to Treasury’s standards for executive compensation and corporate governance for the period during which Treasury holds any equity securities issued by us under the TARP Capital Purchase Program. These standards, which generally would apply to our chief executive officer, chief financial officer, plus the next three most highly compensated executive officers (collectively referred to as “senior executives”), include the following: (1) ensuring that incentive compensation for senior executives does not encourage unnecessary and excessive risks that threaten the value of our company; (2) requiring a clawback of any bonus or incentive compensation paid to a senior executive based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (3) prohibiting certain severance payments to a senior executive, generally referred to as “golden parachute” payments, above specified limits set forth in the U.S. Internal Revenue

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Code; and (4) agreeing not to deduct for federal income tax purposes executive compensation in excess of $500,000 for each senior executive – for this purpose, all compensation paid to the senior executive for the applicable tax year is taken into account, including certain qualified performance-based compensation normally deductible under Section 162(m) of the U.S. Internal Revenue Code. The board of directors has adopted a resolution and senior executives have accepted the CPP terms and conditions with respect to existing compensation arrangements for the period CPP funds are outstanding to Cascade. Executives have agreed to accept any changes necessary to make existing agreements compliant with CPP requirements with respect to executive compensation.

     The foregoing description of the TARP Capital Purchase Program is based on the information currently available regarding the TARP Capital Purchase Program and does not purport to be complete. The final terms of our participation in the TARP Capital Purchase Program, including the specific terms of the Senior Preferred Stock and the Warrants, would be set forth in investment agreements and related documents to be issued by Treasury and executed by us. The general forms of these investment agreements and related documents are available on Treasury’s website, at www. treas.gov/initiatives/eesa/application-documents.

Financial Statement Impact of the Capital Purchase Program

     Pro Forma Financial Information

     The unaudited pro forma condensed consolidated financial data set forth below has been derived by the application of pro forma adjustments to our historical financial statements for the year ended December 31, 2007, and the nine months ended September 30, 2008. The unaudited pro forma consolidated financial data gives effect to the events discussed below as if they had occurred on January 1, 2007 in the case of the statement of income data and September 30, 2008 in the case of the balance sheet data.

  The issuance of $22.5 million (minimum estimated proceeds) or $67.4 million (maximum estimated proceeds) of preferred stock to Treasury under the Capital Purchase Program.

  The issuance of warrants to purchase .4 million shares of Cascade common stock (minimum estimated warrants to be issued) or warrants to purchase 1.2 million shares of Cascade common stock (maximum estimated warrants to be issued) assuming a purchase price of $8.76 per share (trailing 20-day Cascade average share price as of November 14, 2008).

  The reduction in brokered deposits and other borrowings from the proceeds of the Capital Purchase Program.

     We present two sets of unaudited pro forma condensed consolidated income statements for the year ended December 31, 2007, and the nine months ended September 30, 2008. In each presentation we assume, in one case, that we receive the minimum estimated proceeds from the sale of preferred stock and issue the minimum number of warrants under the Capital Purchase Program and, in the other, that we receive the maximum estimated proceeds from the sale of preferred stock and issue the maximum number of warrants under the Capital Purchase Program. The pro forma financial data may change materially in both cases based on the actual proceeds received under the Capital Purchase Program if our application is approved by Treasury, the timing and utilization of the proceeds as well as certain other factors including the strike price of the warrants, any subsequent changes in Cascades’ common stock price, and the discount rate used to determine the fair value of the preferred stock.

     The information should be read in conjunction with our audited financial statements and the related notes as filed as part of our Annual Report on Form 10-K for the year ended December 31, 2007, and our unaudited consolidated financial statements and the related notes filed as part of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

     The following unaudited pro forma consolidated financial data is not necessarily indicative of our financial position or results of operations that actually would have been attained had proceeds from the Capital Purchase Program been received, or the issuance of the warrants pursuant to the Capital Purchase Program been made, at the dates indicated, and is not necessarily indicative of our financial position or results of operations that will be achieved in the future. In addition, as noted above, our application to participate in the Capital Purchase Program has not been approved by Treasury. Accordingly, we can provide no assurance that the minimum or maximum estimated proceeds included in the following unaudited pro forma financial data will ever be received.

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     We have included the following unaudited pro forma consolidated financial data solely for the purpose of providing shareholders with information that may be useful for purposes of considering and evaluating the proposals to amend our Articles of Incorporation. Our future results are subject to prevailing economic and industry specific conditions and financial, business and other known and unknown risks and uncertainties, certain of which are beyond our control. These factors include, without limitation, those described in this Proxy Statement and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and in our other reports filed with the SEC, which are specifically incorporated by reference in this Proxy Statement.

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Minimum Estimated Proceeds ($22.5 million)/Warrants (for.4 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	12 Months			12 Months
	Ended			Ended
	12/31/07	Adjustments		12/31/07
	(unaudited)
Net interest income	108,504	1,224	(1)	109,728
Loan loss provision	19,400			19,400
Net interest income after loan loss provision	89,104	1,224		90,328
Noninterest income	21,140			21,140
Noninterest expense	62,509			62,509
Income (loss) before income taxes	47,735	1,224		48,959
Provision for income taxes	17,756	465	(2)	18,221
Income before Preferred dividends	29,979	759		30,738
Less: Preferred dividends		1,493	(3)	1,493
Income from continuing operations available to common
shareholders	$29,979	$(734)		29,245
Basic earnings per share available to common shareholders
Income from continuing operations	$1.06	$(0.03)		$1.04
Diluted earnings per share available to common shareholders
Income from continuing operations	$1.05	$(0.03)		$1.02
Weighted average shares outstanding
Basic	28,243			28,243
Diluted	28,577	234	(4)	28,811

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

8

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Maximum Estimated Proceeds ($67.4 million)/Warrants (for 1.3 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	12 Months			12 Months
	Ended			Ended
	12/31/07	Adjustments		12/31/07
	(unaudited)
Net interest income	108,504	3,663	(1)	112,167
Loan loss provision	19,400			19,400
Net interest income after loan loss provision	89,104	3,663		92,767
Noninterest income	21,140			21,140
Noninterest expense	62,509			62,509
Income (loss) before income taxes	47,735	3,663		51,398
Provision (credit) for income taxes	17,756	1,392	(2)	19,148
Income before Preferred dividends	29,979	2,271		32,250
Less: Preferred dividends		4,472	(3)	4,472
Income from continuing operations available to common
shareholders	$29,979	$(2,201)		27,778
Basic earnings per share available to common shareholders
Income from continuing operations	$1.06	$(0.08)		$0.98
Diluted earnings per share available to common shareholders
Income from continuing operations	$1.05	$(0.08)		$0.95
Weighted average shares outstanding
Basic	28,243			28,243
Diluted	28,577	701	(4)	29,278

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

9

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Minimum Estimated Proceeds ($22.5 million)/Warrants (for .4 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	9 Months			9 Months
	Ended			Ended
	9/30/08	Adjustments		9/30/08
	(unaudited)
Net interest income	73,272	542	(1)	73,814
Loan loss provision	32,124			32,124
Net interest income after loan loss provision	41,148	542		41,690
Noninterest income	16,040			16,040
Noninterest expense	47,947			47,947
Income (loss) before income taxes	9,241	542		9,783
Provision (credit) for income taxes	2,445	206	(2)	2,651
Income before Preferred dividends	6,796	336		7,132
Less: Preferred dividends		1,120	(3)	1,120
Income from continuing operations available to common
shareholders	$6,796	$(784)		6,012
Basic earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.03)		$0.22
Diluted earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.03)		$0.21
Weighted average shares outstanding
Basic	27,947			27,947
Diluted	28,078	48	(4)	28,126

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

10

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Maximum Estimated Proceeds ($67.4 million)/Warrants (for 1.3 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	9 Months			9 Months
	Ended			Ended
	9/30/08	Adjustments		9/30/08
	(unaudited)
Net interest income	73,272	1,593	(1)	74,865
Loan loss provision	32,124			32,124
Net interest income after loan loss provision	41,148	1,593		42,741
Noninterest income	16,040			16,040
Noninterest expense	47,947			47,947
Income (loss) before income taxes	9,241	1,593		10,834
Provision (credit) for income taxes	2,445	605	(2)	3,050
Income before Preferred dividends	6,796	988		7,784
Less: Preferred dividends		3,354	(3)	3,354
Income from continuing operations available to common
shareholders	$6,796	$(2,366)		4,430
Basic earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.08)		$0.16
Diluted earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.08)		$0.16
Weighted average shares outstanding
Basic	27,947			27,947
Diluted	28,078	143	(4)	28,221

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

Potential Anti-Takeover Effect of Preferred Stock

     Although the board of directors does not intend to issue, without prior shareholder approval, any series of preferred stock for any defensive or anti-takeover purpose or with features specifically intended to make any attempted acquisition of Cascade more difficult or costly, the Articles Amendment Proposal could have certain unintended anti-takeover effects. For example, shares of the authorized preferred stock could be issued (in a transaction other than pursuant to the TARP Capital Purchase Program) in such amounts and on such terms so as to make it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or

11

otherwise effect a change of control. In addition, the presence of outstanding preferred stock could increase the total consideration to be paid by a potential acquiror, possibly, depending on the terms of the preferred stock, to the point of being cost-prohibitive to the potential acquiror or to the point of materially reducing the consideration to be paid to the holders of our common stock.

Description of the Preferred Stock

     Subject to the limitations described below, the preferred stock would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each class or series issued from time to time. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease will resume the status of authorized but unissued shares.

     The preferred stock would be available for issuance without further action by the shareholders, except as may be required by applicable laws or rules. For example, under the rules and policies of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock (including upon conversion of convertible preferred stock) in connection with acquisitions or discounted private placements.

The preferred stock to be authorized is commonly referred to as “de-clawed blank check preferred stock” in that:

  the voting rights of each share of preferred stock are limited to no more than one vote per share, and the shares of preferred stock will not vote as a separate class or series except as required by Oregon law; and

  the Board of Directors represents that it will not issue, without prior shareholder approval, any series of preferred stock for any defensive or anti-takeover purpose or with features specifically intended to make any attempted acquisition of Cascade more difficult or costly.

     However, within these limits, the Board of Directors may issue preferred stock for capital raising transactions, future acquisitions, joint ventures, strategic alliances or for other corporate purposes as approved by the Board. The Board of Directors believes that the authorization of preferred stock with the above limitations is consistent with sound corporate governance principles while enhancing our ability to take advantage of financing alternatives and acquisition opportunities.

Purposes of the Preferred Stock

     The Board of Directors believes that the creation of a class of preferred stock is advisable and in the best interests of the Company and its shareholders for several reasons. The authorization of preferred stock will supplement our authorized common stock by creating an undesignated class of preferred stock to increase our flexibility in structuring capital raising transactions, future acquisitions, joint ventures, strategic alliances or for other corporate purposes as approved by the Board. Preferred stock may also be useful in connection with stock dividends, equity compensation plans or other proper corporate actions. The Board of Directors evaluates such opportunities and considers different capital structuring alternatives designed to advance our business strategy.

     Having the authority to issue preferred stock will enable us to develop equity securities with terms tailored to specific purposes and to avoid the possible delay associated with, and significant expense of, calling and holding a special meeting of shareholders to authorize such additional capital stock. The Board of Directors believes that such enhanced ability to respond to opportunities and to favorable capital market conditions before the opportunity or conditions pass is in the best interests of our company and its shareholders.

     As mentioned above, the Board of Directors is considering authorizing issuance of a series of preferred stock and warrants to purchase common stock to the UST pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the CPP established thereunder. Preferred stock issued pursuant to the terms of this program may or may not have limited voting rights. If the Company participates in the CPP, it will be required to follow the guidelines set forth by the UST and such guidelines and requirements may not be consistent with the “declawed” provisions and therefore we have included an exception for the CPP in the amendment to our Articles of Incorporation.

12

Effect of the Preferred Stock Upon Holders of Common Stock

     The actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock. The Board of Directors will have authority to, among other things, establish the number of shares constituting a series, dividend rights, voting rights (but limited to no more than one vote per share of preferred stock), conversion or exchange privileges, redemption features, sinking fund provisions, and rights in the event of a voluntary or involuntary liquidation or dissolution.

     The effects of the issuance of preferred stock upon holders of our common stock might include, among other things:

  restricting our ability to declare dividends or the amount of such dividends on the common stock;

  restricting our ability to repurchase outstanding common stock;

  diluting the voting power of the common stock, although the shares of preferred stock may not have more than one vote per share except as required by the CPP; and

  a change in the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the shareholders.

Effect of Failure to Approve the Amendment to the Articles of Incorporation

     In the event that the shareholders of the Company fail to approve the amendment to the Articles of Incorporation, the Company will be ineligible to participate in the TARP Capital Purchase Program, and will therefore not qualify for the equity investment by the Treasury. The recent significant economic downturn and turbulence in the financial markets make it prudent for financial institutions to not only preserve existing capital, but to consider augmenting capital as a protection against the uncertain duration and severity of the challenges arising from this economic situation. Our application to participate in the TARP Capital Purchase Program represents a part of our strategy to protect our capital and liquidity during these challenging times. A failure to qualify for the TARP Capital Purchase Program will eliminate a potential source of capital to improve the Company’s capital position, and although the Company would remain a ‘well-capitalized’ financial institution and its financial condition and results of operations would not be materially different than those disclosed at September 30, 2008, its total capital would not be augmented to the extent of the possible CPP proceeds.

Required Vote

     Assuming the existence of a quorum, the amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK.

ITEM 2	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 45,000,000.

     We are asking you to approve a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 35,000,000 to 45,000,000. The Board of Directors has approved the amendment, and believes such action to be in the best interests of the Company and its shareholders for the reasons set forth below. The purpose of the amendment to the Articles of Incorporation is to enable shares to be issued for general corporate purposes as approved by the Board.

     The complete text of the form of the Amendment to the Articles of Incorporation for the increase in the number of authorized shares of common stock is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the Oregon Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

13

Description of Common Stock

     Our authorized common stock currently consists of 35,000,000 shares. As of October 27, 2008 there were 28,088,110 shares of common stock issued and outstanding and 1,227,563 shares of common stock reserved for issuance pursuant to the Company’s existing incentive plans. Outstanding shares of common stock and issuable option shares now represent approximately 83.8% of the 35,000,000 authorized. No preferred stock is presently authorized by our Articles of Incorporation.

Purpose of the Increase in Number of Authorized Shares of Common Stock

     The Board believes that it is desirable to increase the number of authorized shares of common stock. This action will provide the Company with flexibility in the future by assuring the availability of sufficient authorized but unissued common stock for valid corporate purposes such as capital raising transactions, stock splits, stock dividends, exercise of options or warrants, or for other corporate purposes. The newly authorized shares of common stock would be available for issuance without further action by shareholders except as required by law, regulation, or as limited by rules promulgated by the Nasdaq Capital Market. The Company does not require the authorization of additional common shares to meet its obligations under existing option plans or upon the exercise of any warrants that may be received by the Treasury.

Required Vote

     Assuming the existence of a quorum, the amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 45,000,000.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth the shares of common stock beneficially owned as of October 27, 2008, by each director and each named executive officer, the directors and named executive officers as a group and those persons known to beneficially own more than 5% of our common stock:

					Total Shares
	Shares of	Nonvested	Stock	Shares held	of Common	Percent
	Common	Restricted	Options	in 401(K)	Stock	of
Beneficial Owner's Name	Stock	Stock	Exercisable	Plan	Owned	Class
5% Owners:

David F. Bolger	1,525,712	-	-	-	1,525,712	5.43%
79 Chestnut Street
Ridgewood, NJ 07450-2533

The David F. Bolger (1)
2008 Nongrantor Charitable Lead Annuity Trust
c/o Wells, Jaworski, & Liebman, LLP	2,526,955	-	-	-	2,526,955	9.00%
12 Route 17 North, P.O. Box 1827
Paramus, NJ 07652

T. Rowe Price Associates, Inc. (2)	2,275,520	-	-	-	2,275,520	8.10%
100 E. Pratt Street
Baltimore, Maryland 21202

The David F. Bolger (1)
2008 Grantor Retained Annuity Trust
c/o Bolger & Co., Inc.	1,937,332	-	-	-	1,937,332	6.90%
79 Chestnut Street
Ridgewood, NJ 07450

The Bank of New York Mellon Corporation (3)	1,576,516	-	-	-	1,576,516	5.61%
One Wall Street, 31st Floor
New York, NY 10286

14

					Total Shares
	Shares of	Nonvested	Stock	Shares held	of Common	Percent
	Common	Restricted	Options	in 401(K)	Stock	of
Beneficial Owner's Name	Stock	Stock	Exercisable	Plan	Owned	Class
Directors and Executive Officers:
Jerol E. Andres , Director	26,562	-	-	-	26,562	0.09%
Gary L. Hoffman, Director	99,048	-	7,420	-	106,468	0.38%
Ryan R. Patrick, Director	32,325	-	7,420	-	39,745	0.14%
James E. Petersen , Director	99,093	-	7,420	-	106,513	0.38%
Judi Johansen, Director	7,217	-	-	-	7,217	0.03%
Henry Hewitt, Director	11,386	-	-	-	11,386	0.04%
Patricia L. Moss, Director	154,514	42,623	124,593	16,112	337,842	1.20%
Clarence Jones, Director	22,223	-	-	-	22,223	0.08%
Thomas M. Wells, Director	31,308	-	-	-	31,308	0.11%
Michael J. Delvin, Officer	9,785	18,454	22,103	504	50,846	0.18%
Gregory D. Newton, Officer	43,834	12,770	66,728	1,036	124,368	0.44%
Frank R. Weis, Officer	68,519	10,974	52,635	5,585	137,713	0.49%
Peggy L. Biss, Officer	57,975	10,949	61,445	10,617	140,986	0.50%

All Directors and Executive
Officers as a Group (13)	663,789	95,770	349,764	33,854	1,143,177	4.07%

(1) As reported in Amendment No. 2 to the Schedule 13D filed with the SEC on May 29, 2008 by David Bolger (“Bolger”), Two-Forty associates, The David F. Bolger 2008 Grantor Retained Annuity Trust (“GRAT”) and The David F Bolger 2008 Non-Grantor Charitable Lead Annuity Trust (“CLAT”). The Schedule 13D discloses that Bolger has shared voting and dispositive power with respect to 2,129,653 shares, Two-Forty Associates has shared voting and dispositive power with respect to 192,321 shares, the “GRAT” has shared voting and dispositive power with respect to 1,937,332 shares and the “CLAT” has shared voting and dispositive power with respect to 2,526,955 shares.
(2) These securities are owned by various individual and institutional investors including shares owned by T. Rowe Price Mutual Funds (which owns 1,467,925 shares, representing 5.2% of the shares outstanding), which T. Rowe Price Associates, Inc (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates expressly disclaims that it is in fact the beneficial owner of such securities. As disclosed in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2008, T. Rowe Price Associates Inc has sole voting power with respect to 290,825 shares and sole dispositive power.
(3) As reported in Schedule 13G filed with the SEC on February 14, 2008, the Bank of New York Mellon Corporation has shared voting power with respect to 18,400 shares and shared dispositive power with respect to 17,100 shares.

SHAREHOLDER PROPOSALS

     In order to be eligible under the SEC’s shareholder proposal rule (Rule 14a-8) for inclusion in the proxy materials of Cascade Bancorp for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must, in addition to complying with the shareholder eligibility and other requirements of the SEC’s rules governing such proposals, be received at the Company's main office at 1100 N.W. Wall Street, Bend, Oregon 97701 no later than November 15, 2008.

     For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the meeting, timely notice must be received by the Secretary of the Company, in writing, not less than 60 days, nor more than 90 days, before the date of the meeting (for example assuming an April 30, 2009, meeting, no earlier than January 30, 2009, and not later than the close of business on February 27, 2009.)

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

By Order of the Board of Directors

Gregory D. Newton SECRETARY

Bend, Oregon
November 19, 2008

15

Exhibit A
to
Articles of Amendment
of
Cascade Bancorp

Article VII shall be amended and restated in its entirety as follows:

Article VII

(a) The Corporation is authorized to issue shares of two classes: 5,000,000 shares of preferred stock and 45,000,000 shares of common stock.

(b) Subject to the provisions governing preferred stock that may from time to time be issued, the holders of the common stock shall have voting rights and the right to receive the net assets of the corporation upon dissolution as provided in the Oregon Business Corporation Act (“Act”).

(c) The Board of Directors is authorized, subject to the Act and the provisions of this Article VII, to provide for the issuance of shares of the preferred stock in series, to establish the number of shares to be included in each series, and to determine the designations, preferences, limitations and relative rights of each series; provided that, except as otherwise required by any capital purchase program authorized by the Emergency Economic Stabilization Act of 2008, the holders of shares of preferred stock will not be entitled (A) to more than one vote per share, when voting as a class with the holders of shares of Common Stock, or (B) to vote on any matter separately as a class or series, except where expressly required by the Act. The Board of Directors may increase or decrease the number of shares of any series of preferred stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized but unissued shares.

(d) The authority of the Board of Directors with respect to each series includes, without limitation, determination of:

     (i) the number of shares in, and the distinguishing designation of, that series;

     (ii) whether shares of that series shall have full, special, conditional, limited, or no voting rights;

     (iii) whether shares of that series shall be redeemable or convertible (a) at the option of the corporation, the shareholder, or another person on the occurrence of a designated event, (b) for cash, indebtedness, securities, or other property, or (c) in a designated amount or in the amount determined in accordance with a designated formula or by reference to extrinsic data or events;

     (iv) whether, and the extent to which, shares of that series are entitled to distributions calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative;

     (v) whether, and the extent to which, shares of that series have preferences over any other classes or series of shares with respect to distributions, including dividends and distributions upon the dissolution of the Corporation; and

     (vi) any other preferences, limitation, and rights that are permitted by law.

Page 1. Exhibit A

1100 NW Wall Street Bend, Oregon 97701

November ~~[~~19~~7]~~, 2008

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Cascade Bancorp to be held on December 19~~80~~, 2008, at 8:00 am at 1100 NW Wall Street, Bend, Oregon.

     The Notice of Special Meeting of Shareholders and Proxy Statement are included herein and describe the formal business to be transacted at the Meeting. Directors and Officers of Cascade Bancorp will be present to respond to appropriate shareholder questions.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting in person, please vote your proxy via the Internet, by telephone or by mail in order to ensure a quorum.

     Your continued interest and support of Cascade Bancorp are sincerely appreciated.

Sincerely,

Gregory D. Newton Secretary

Please give careful attention to all of the information enclosed with this letter, including the information contained or incorporated by reference in the proxy statement.

CASCADE BANCORP
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 8:00 AM ON DECEMBER 19~~80~~, 2008

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at 1100 NW Wall Street, Bend, Oregon, on December 19~~80~~, 2008, at 8:00 am Pacific Time for the following purposes:

Item 1.	To approve an amendment to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock with limited voting rights;

Item 2.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 45,000,000; and

Item 3.	To transact such other business as may properly come before the Meeting and at any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     If you were a shareholder of record of Cascade as of the close of business on October 27, 2008, you are entitled to receive this notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.

     Registered holders may vote:

     1.     By Internet: go to http://www.proxyvote.com;

     2.     By toll-free telephone: call 1-800-690-6903; or

     3.     By mail: mark, sign and date and promptly mail the enclosed proxy card.

     Beneficial holders. If your shares are held in the name of a broker, bank or other holder of record, you must follow the instructions you receive from the holder of record to vote your shares.

By Order of the Board of Directors,

Gregory D. Newton
Secretary

November ~~[~~19~~7]~~, 2008
Bend, Oregon

PROXY STATEMENT
OF
CASCADE BANCORP
1100 NW Wall Street
Bend, Oregon 97701
(541) 385-6205

SPECIAL MEETING OF SHAREHOLDERS
December 19~~80~~, 2008

Why am I receiving these materials?

     The Board of Directors has called a Special Meeting of Shareholders to vote on amendments to our Articles of Incorporation. As a shareholder of record on the record date of the meeting, you are entitled to vote on these proposals at the Meeting. Our shareholders are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What items will be voted on at the Meeting?

     This proxy statement, which was first mailed to shareholders on or about November ~~[~~19~~2]~~, 2008, is furnished in connection with the solicitation of proxies by the Board to be voted at the Meeting. The purpose of this proxy statement is to solicit the votes of the Cascade shareholders with respect to the following matters:

Item 1.	To approve an amendment to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock with limited voting rights;

Item 2.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 45,000,000; and

Item 3.	To transact other business as may properly come before the Meeting.

     The Board has unanimously voted in favor of both amendments to our Articles of Incorporation and recommends your approval of each proposal. The Board of Directors is considering authorizing the issuance of a series of preferred stock and warrants to purchase common stock to the United States Department of Treasury pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the TARP Capital Purchase Program established thereunder.

Why is the amendment to the Articles necessary?

     Currently the articles restrict equity capital issuance exclusively to common stock. Amending the articles enables the Board of Directors to issue preferred shares without further shareholder approvals or delay and, thereby, provide Cascade with maximum flexibility in possible future capital raising opportunities which may be deemed advisable and in the best interests of Cascade and its shareholders. In order to participate in the U.S. Treasury’s CPP Program described below, the Company must have authorized preferred stock. As discussed below, the Board of Directors authority to issue such shares is limited under the rules of any stock exchange to which it is subject.

     The amendment to the Articles of Incorporation to increase the number of authorized common shares will provide additional flexibility to the Company for general corporate purposes , including capital raising and strategic acquisitions if the Company determines that additional capital is required or if an acquisition opportunity becomes available.

Why is Cascade considering participation in U.S. Treasury Capital Purchase Program (CPP) and holding a Special Shareholders’ Meeting?

     The recent significant economic downturn and turbulence in the financial markets make it prudent for financial institutions to not only preserve existing capital, but to consider augmenting capital as a protection against the uncertain duration and severity of the challenges arising from this economic situation. Recently, the United States Treasury has made available certain capital-raising opportunities to qualifying financial institutions to stabilize the banking system and help support economic recovery in the future. Under the Capital Purchase Program (CPP) of the Emergency Economic Stabilization Act of 2008, the United States Treasury is authorized to purchase preferred stock in financial institutions under certain terms and conditions. The Company has applied for participation in the CPP Program because it would further strengthen Cascade’s already ‘well capitalized’ regulatory designation and would enable it to proactively fulfill its mission of supporting the financial health and vitality of the communities it serves through prudent lending and deposit gathering activities.

     Although Cascade has applied for possible participation in this program, it has not received preliminary approval from the U.S. Treasury. If preliminary approval is received and upon satisfaction of other terms and conditions, the Board of Directors would make a final decision as to CPP participation. Although Cascade presently contemplates no particular transaction involving the issuance of preferred stock other than CPP, the Board believes that preferred stock may be a component in future raising of capital.

What will the terms of the preferred stock be?

     You are not being asked to approve preferred stock with specific terms. The terms of any series of preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity rates and similar matters will be determined by the Board of Directors at a later date without further action by the shareholders of the Company. However, it is expected that a portion of the preferred stock will be issued to the United States Treasury under the CPP. The Treasury will be purchasing Senior Preferred Stock. The Senior Preferred stock will have a liquidation preference of $1,000 per share, and will be senior to common stock, shall not be subject to any contractual restrictions on transfer and shall be non-voting other than certain class voting rights.

     Cumulative dividends will be payable on the Senior Preferred stock at a rate of 5% per annum until the fifth anniversary of the issuance of the Senior Preferred stock and at a rate of 9% per annum thereafter.

     The Senior Preferred stock may not be redeemed for a period of three years from the date of issuance, except with the proceeds from the sale by the qualified institution of Tier 1 qualifying perpetual preferred stock or common stock for cash. All redemptions of the Senior Preferred stock shall be at 100% of its issue price plus any accrued and unpaid dividends. Any redemption of the Senior Preferred stock shall be subject to the approval of the qualified institution primary federal bank regulator.

     The Company is seeking authorization of 5,000,000 shares of preferred stock. A maximum of 67,400 shares of preferred stock may be issued to the Treasury in connection with the CPP. The additional authorized shares of preferred stock may be issued by the Company in order to raise additional capital, or for other strategic purposes, without additional shareholder approval.

What will happen if the shareholders fail to approve the proposal authorizing the creation of preferred stock?

     In the event that the shareholders of the Company fail to approve the amendment of the Company’s Articles of Incorporation to create authorized preferred stock, the Company will be ineligible to participate in the CPP and will therefore not qualify for the equity investment by the Treasury. A failure to qualify for the CPP will eliminate a potential source of capital to improve the Company’s capital position. Like many other U.S. financial institutions, we have faced significant economic and business challenges in recent months, owing in part to the downturn in real estate markets and the overall credit crisis. Our application to participate in the CPP represents a part of our strategy to protect our capital and maintain liquidity during these challenging times.

What will happen if the shareholders fail to approve the proposal increasing the authorized common stock?

     In the event that the shareholders of the Company fail to approve the amendment of the Company’s Articles of Incorporation to increase the amount of authorized common stock, the Company will not have the ability to issue in excess of the currently authorized 35,000,000 shares, which may, in the future, impede the Company’s ability to raise additional capital or take advantage of a strategic acquisition opportunity.

When and where is the Meeting?

     A Special Meeting of Shareholders of Cascade Bancorp (“Cascade” or the “Company”) will be held at 1100 NW Wall Street, Bend, Oregon, on December 19~~80~~, 2008 at 8:00 am Pacific Time (the “Meeting”).

Who may vote?

     If you were a shareholder of Cascade as of the close of business on October 27, 2008 (the “Record Date”), you are entitled to vote at the Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 28,088,110 shares outstanding held by approximately 8,200 holders of record.

How do I vote?

     We encourage you to vote electronically or by telephone. You may vote via the Internet at www.proxyvote.com, by mail or by telephone by calling 1-800-690-6903. Please see the instructions on the proxy or vote instruction card. To vote by mail, please complete, sign and date the proxy card and return it to us at your earliest convenience.

     If you are a shareholder of record, you may vote in person at the Meeting. Even if you plan to attend the Meeting, please complete, date, and sign the accompanying proxy and return it promptly to us by mail, or vote via the Internet or telephone.

How is my proxy voted?

     If you submit a properly executed proxy with no instructions, the named proxy holders will vote your shares in favor of the amendment to our Articles of Incorporation. In addition, the named proxy holders will vote in their discretion on such other matters that may be considered at the Meeting. The Board has named Patricia L. Moss and Gary L. Hoffman, M.D. as the proxy holders. Their names appear on the proxy form accompanying this proxy statement. You may name another person to act as your proxy if you wish, but that person would need to attend the Meeting in person or further vote your shares by proxy.

How do I change or revoke a proxy?

     After voting you may change your vote one or more times, or you may revoke your proxy at any time before the vote is taken at the Meeting. You may revoke your proxy by submitting a proxy bearing a later date or by notifying the Secretary of Cascade (in writing by mail) of your wish to revoke your proxy. You may also change your proxy or vote by voting again [via the Internet or] by telephone as described above. If you wish to revoke your proxy by mail, your revocation must be received by the Secretary of Cascade no later than 5:00 p.m., local time, on December 17~~9~~, 2008, the last business day before the Meeting. You may also revoke your proxy by oral request if you are present at the Meeting.

     You may still attend the Meeting even if you have submitted a proxy. You should be aware that simply attending the Meeting will not, of itself, revoke a proxy.

How do we determine a quorum?

     We must have a quorum to conduct any business at the Meeting. Shareholders holding at least a majority of the outstanding shares of common stock must either attend the Meeting or submit proxies to have a quorum. If you come to the Meeting or submit a proxy but you abstain from voting on a given matter, we will still count your shares as present for determining a quorum, but not count your shares as voting for or against the given matter.

How do we count votes?

     The named proxy holders will vote your shares as you instruct on your proxy. We will not count abstentions or broker non-votes for or against a matter submitted to a vote of shareholders. Each share is entitled to one vote.

     A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions to the broker or other nominee. A broker may only vote those shares if the beneficial owner gives the broker voting instructions. We will count broker non-votes as present for establishing a quorum.

What is the voting requirement to approve the proposal?

     Assuming the existence of a quorum, each amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

How many shares are held by directors and officers?

     As of the Record Date, directors and named executive officers of Cascade beneficially owned 1,143,177 shares, all of which are entitled to vote, including 33,854 shares of Cascade common stock that are held in Cascade’s 401(k) plan and are voted by the trustees of the plan. These shares constitute approximately 4.07% of the total shares outstanding and entitled to be voted at the Meeting. We expect all directors and executive officers to vote in favor of all proposals.

Who is paying the cost of this proxy solicitation?

     Cascade will bear the cost of soliciting proxies from its shareholders. In addition to using the mail, proxies may be solicited by personal interview, telephone, and electronic communication. Cascade requests that banks, brokerage houses, other institutions, nominees, and fiduciaries forward their proxy soliciting material to their principals and obtain authorization for the execution of proxies. Officers and other employees of Cascade and its bank subsidiary, Bank of the Cascades, acting on Cascade’s behalf, may solicit proxies personally. Cascade may pay compensation for soliciting proxies, and will, upon request, pay the standard charges and expenses of banks, brokerage houses, other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals. In addition, Cascade has engaged Morrow & Co. to assist in the solicitation of proxies for a fee of $5,500.00 plus reimbursement of customary expenses.

Are there any retroactive adjustments to the data in this proxy statement?

     All share related data has been retroactively adjusted for the five-for-four stock split declared and paid in 2006.

IMPORTANT NOTICES

     Neither our common stock nor our proposed preferred stock, are or will be a deposit or bank account, and are not and will not be insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     We have not authorized any person to give any information or to make any representations other than the information and statements included in this Proxy Statement. You should not rely on any other information. The information contained in this Proxy Statement is correct only as of the date of this Proxy Statement, regardless of the date it is delivered.

     The words “Cascade,” the “Company,” “we,” “our,” and “us,” as used in this Proxy Statement, refer to Cascade Bancorp and its wholly-owned subsidiary, Bank of the Cascades, collectively, unless the context indicates otherwise.

ITEM 1.	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS.

     We are asking you to approve a proposal to amend our Articles of Incorporation to authorize 5,000,000 shares of preferred stock. The Board of Directors has approved the amendment, and believes such action to be in the best interests of the Company and its shareholders for the reasons set forth below. The purpose of the amendment to the Articles of Incorporation is to enable shares to be issued in connection with capital raising transactions, future acquisitions, joint ventures, strategic alliances, or for other corporate purposes as approved by the Board.

     Specifically, the Board of Directors is considering authorizing the issuance of a series of preferred stock and warrants to purchase common stock to the United States Department of Treasury (“UST”) pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the TARP Capital Purchase Program (the “CPP”) established thereunder.

     The complete text of the form of the Amendment to the Articles of Incorporation for the authorization of preferred stock is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the Oregon Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Terms of the Possible TARP Capital Purchase Program

     Estimated Proceeds: Under the TARP Capital Purchase Program (CPP), eligible financial institutions can generally apply to issue shares of preferred stock to Treasury ranging from a minimum of 1% to a maximum of 3% of each participating institution’s “risk-weighted assets.” Cascade’s risk weighted assets as of September 30, 2008, were approximately $2.2 billion, which would potentially enable Cascade to receive an investment from Treasury of between $22.5 million and $67.4 million. Cascade’s application requested CPP funds up to the maximum amount. It is expected that upon preliminary approval by Treasury, Cascade will have 30 days to satisfy all requirements for participation in the CPP, including receipt of shareholder approval of the Articles Amendment Proposal and the Board of Directors final determination of participation, as well as execution and delivery of an investment agreement with Treasury.

     Use and Effect of CPP Proceeds: Cascade intends to utilize the proceeds of possible CPP funds to augment its capital position and to prudently extend lending activities in all of our markets. As a traditional community bank, Cascade gathers local deposits and deploys them exclusively into loans within the markets served. Cascade is committed to helping the businesses and consumers in our communities access suitable credit. Prior to such deployment, the funds may provide additional liquidity and reduce current borrowings or augment investments. Should circumstances result in the Company being viewed as an acquirer of other financial institutions to the benefit of local communities in the northwest, the Board of Directors would contemplate such usage as well.

     Pro forma Effect of CPP on Capital: The pro forma effects of the receipt of CPP funds on capital are estimated as follows:

		Pro Forma As of September 30, 2008
	As Reported	Minimum	Maximum	Minimum For
	September 30,	1% Risk Based	3% Risk Based	Regulatory
	2008	Assets	Assets	"Well Capitalized"
				Designation
Possible CPP Participation	-	22,453	67,359
Total Tier 1 Capital	229,445	251,898	296,791
Total Tier 2 Capital	28,066	28,066	28,066
Total Capital (Tier 1 & 2)	257,511	279,965	324,858
Leverage Ratio	9.94%	10.91%	12.86%	6.00%
Tier 1 Ratio	10.22%	11.22%	13.22%	8.00%
Total Capital Ratio	11.47%	12.47%	14.47%	10.00%

     General Terms of CPP Senior Preferred Stock and Effect on Common Shareholders: If Cascade participates in the TARP Capital Purchase Program, Treasury would purchase shares of cumulative perpetual preferred stock, with a liquidation preference of $1,000 per share (the “Senior Preferred Stock”). The Senior Preferred Stock would constitute Tier 1 capital and would rank senior to Cascade’s common stock shareholders. Cumulative dividends would be payable on the Senior Preferred Stock quarterly in arrears at a rate of 5% per annum for the first five years and 9% per annum after year five.

     The CPP shares of Senior Preferred Stock would be non-voting shares, but would have class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred Stock; (ii) any amendment to the rights of the holders of the Senior Preferred Stock; or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the holders of the Senior Preferred Stock. In the event the cumulative dividends described above were not paid in full for six dividend periods, whether or not consecutive, the holders of the Senior Preferred Stock would have the right to elect two directors of the Company. The right to elect directors would end when dividends have been paid in full for four consecutive dividend periods.

     The CPP shares of Senior Preferred Stock would be redeemable by Cascade after three years at their issue price, plus any accrued and unpaid dividends. Prior to the end of three years after Treasury’s investment, the Senior Preferred Stock could only be redeemed by us using the proceeds of an offering of other Tier 1 qualifying perpetual preferred stock or common stock (a “Qualified Equity Offering”) which yields aggregate gross proceeds to us of at least 25% of the issue price of the Senior Preferred Stock. Any such redemption must be approved by the

Company’s primary federal bank regulator, the Board of Governors of the Federal Reserve System. Treasury would be permitted to transfer the shares of Senior Preferred Stock to a third party at any time.

     CPP Warrants and Dilution of Common Shareholders: If Cascade participates in CPP it must also issue warrants (the “Warrants”) to Treasury to purchase a number of shares of our common stock having a market value equal to 15% of the aggregate liquidation amount of the shares of Senior Preferred Stock purchased by Treasury. The exercise price of the Warrants, and the market value for determining the number of shares common stock subject to the Warrants would be determined by reference to the market value of our common stock on the date of Treasury’s investment in the Senior Preferred Stock (calculated on a 20-day trailing average closing price). The exercise price of the Warrants and the number of shares of common stock issuable upon exercise of the Warrants would be subject to customary anti-dilution adjustments for any stock dividends, stock splits or similar transactions or certain below market issuances by us of common stock or securities convertible to common stock. Assuming a market value per share of our common stock for these purposes (based on the 20-day trailing average closing price on November 14~~7~~, 2008) of $8.76, the number of shares of our common stock that would be purchasable under the Warrants issued to Treasury would range from 421,875 (assuming the minimum Senior Preferred Stock investment by Treasury of $22.5 million) to 1,263,750 (assuming the maximum Senior Preferred Stock investment by Treasury of $67.4 million). As reported book value per share as of September 30, 2008 was $9.85 and would be $9.43 on a pro forma basis assuming the maximum Senior Preferred Stock investment by Treasury of $67.4 million and $9.71 per share on a pro forma basis assuming the minimum Senior Preferred Stock investment by Treasury of $22.5 million.

     The CPP Warrants would have a term of ten years. The Warrants would be immediately exercisable and would not be subject to restrictions on transfer; however, Treasury would only be permitted to exercise or transfer one-half of the Warrants prior to the earlier of (i) the date on which we have received aggregate gross proceeds of at least 100% of the issue price of the Senior Preferred Stock from one or more Qualified Equity Offerings and (ii) December 31, 2009. If we received aggregate gross proceeds of at least 100% of the issue price of the Senior Preferred Stock from one or more Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of our common stock underlying the Warrants would be reduced by 50%. Treasury would agree not to exercise voting power with respect to any of the shares of common stock issued to it upon exercise of the Warrants; persons to whom Treasury subsequently transferred these shares would not be bound by this voting restriction.

     Registration of CPP Shares: Cascade would be required to file a shelf registration statement with the Securities and Exchange Commission to permit the transferability of the shares of Preferred Stock, as well as the Warrants (defined above) and the shares of common stock underlying the Warrants, as soon as practicable after the date of Treasury’s investment in the Senior Preferred Stock.

     U.S. Treasury Not Obligated to issue CPP and Effect on Cascade: The United States Treasury is not obligated to accept Cascade’s application to participate in CPP and the proceeds of related sale of capital securities is not guaranteed, therefore there can be no assurance that a CPP transaction will be completed. The Board of Directors believes that shareholders should approve the amendment to articles regardless of whether Treasury accepts Cascade’s CPP application because such action would provide Cascade with maximum flexibility in possible future capital raising opportunities which may be deemed advisable and in the best interests of Cascade and its shareholders. In the event the proposed amendment to articles is approved by shareholders but the Treasury does not accept Cascade’s CPP application, the Company would remain a ‘well-capitalized’ financial institution and its financial condition and results of operations would not be materially different than those disclosed at September 30, 2008. However, its total capital would not be augmented to the extent of the possible CPP proceeds. In addition, because of the extensive publicity of CPP and certain market perceptions as to the financial health of firms that are denied access to CPP, the affect on Cascade’s stock price or future ability to grow organically or acquire banks could be adversely effected.

     CPP Operational Impact on Executive Compensation: To participate in the TARP Capital Purchase Program, Cascade would be required to adhere to Treasury’s standards for executive compensation and corporate governance for the period during which Treasury holds any equity securities issued by us under the TARP Capital Purchase Program. These standards, which generally would apply to our chief executive officer, chief financial officer, plus the next three most highly compensated executive officers (collectively referred to as “senior executives”), include the following: (1) ensuring that incentive compensation for senior executives does not encourage unnecessary and excessive risks that threaten the value of our company; (2) requiring a clawback of any bonus or incentive compensation paid to a senior executive based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (3) prohibiting certain severance payments to a senior executive, generally referred to as “golden parachute” payments, above specified limits set forth in the U.S. Internal Revenue

Code; and (4) agreeing not to deduct for federal income tax purposes executive compensation in excess of $500,000 for each senior executive – for this purpose, all compensation paid to the senior executive for the applicable tax year is taken into account, including certain qualified performance-based compensation normally deductible under Section 162(m) of the U.S. Internal Revenue Code. The board of directors has adopted a resolution and senior executives have accepted the CPP terms and conditions with respect to existing compensation arrangements for the period CPP funds are outstanding to Cascade. Executives have agreed to accept any changes necessary to make existing agreements compliant with CPP requirements with respect to executive compensation.

     The foregoing description of the TARP Capital Purchase Program is based on the information currently available regarding the TARP Capital Purchase Program and does not purport to be complete. The final terms of our participation in the TARP Capital Purchase Program, including the specific terms of the Senior Preferred Stock and the Warrants, would be set forth in investment agreements and related documents to be issued by Treasury and executed by us. The general forms of these investment agreements and related documents are available on Treasury’s website, at www. treas.gov/initiatives/eesa/application-documents.

Financial Statement Impact of the Capital Purchase Program

     Pro Forma Financial Information

     The unaudited pro forma condensed consolidated financial data set forth below has been derived by the application of pro forma adjustments to our historical financial statements for the year ended December 31, 2007, and the nine months ended September 30, 2008. The unaudited pro forma consolidated financial data gives effect to the events discussed below as if they had occurred on January 1, 2007 in the case of the statement of income data and September 30, 2008 in the case of the balance sheet data.

  The issuance of $22.5 million (minimum estimated proceeds) or $67.4 million (maximum estimated proceeds) of preferred stock to Treasury under the Capital Purchase Program.

  The issuance of warrants to purchase .4 million shares of Cascade common stock (minimum estimated warrants to be issued) or warrants to purchase 1.2 million shares of Cascade common stock (maximum estimated warrants to be issued) assuming a purchase price of $8.76 per share (trailing 20-day Cascade average share price as of November 14, 2008).

  The reduction in brokered deposits and other borrowings from the proceeds of the Capital Purchase Program.

     We present two sets of unaudited pro forma condensed consolidated income statements for the year ended December 31, 2007, and the nine months ended September 30, 2008. In each presentation we assume, in one case, that we receive the minimum estimated proceeds from the sale of preferred stock and issue the minimum number of warrants under the Capital Purchase Program and, in the other, that we receive the maximum estimated proceeds from the sale of preferred stock and issue the maximum number of warrants under the Capital Purchase Program. The pro forma financial data may change materially in both cases based on the actual proceeds received under the Capital Purchase Program if our application is approved by Treasury, the timing and utilization of the proceeds as well as certain other factors including the strike price of the warrants, any subsequent changes in Cascades’ common stock price, and the discount rate used to determine the fair value of the preferred stock.

     The information should be read in conjunction with our audited financial statements and the related notes as filed as part of our Annual Report on Form 10-K for the year ended December 31, 2007, and our unaudited consolidated financial statements and the related notes filed as part of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

     The following unaudited pro forma consolidated financial data is not necessarily indicative of our financial position or results of operations that actually would have been attained had proceeds from the Capital Purchase Program been received, or the issuance of the warrants pursuant to the Capital Purchase Program been made, at the dates indicated, and is not necessarily indicative of our financial position or results of operations that will be achieved in the future. In addition, as noted above, our application to participate in the Capital Purchase Program has not been approved by Treasury. Accordingly, we can provide no assurance that the minimum or maximum estimated proceeds included in the following unaudited pro forma financial data will ever be received.

     We have included the following unaudited pro forma consolidated financial data solely for the purpose of providing shareholders with information that may be useful for purposes of considering and evaluating the proposals to amend our Articles of Incorporation. Our future results are subject to prevailing economic and industry specific conditions and financial, business and other known and unknown risks and uncertainties, certain of which are beyond our control. These factors include, without limitation, those described in this Proxy Statement and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and in our other reports filed with the SEC, which are specifically incorporated by reference in this Proxy Statement.

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Minimum Estimated Proceeds ($22.5 million)/Warrants (for.4 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	12 Months			12 Months
	Ended			Ended
	12/31/07	Adjustments		12/31/07
	(unaudited)
Net interest income	108,504	1,224	(1)	109,728
Loan loss provision	19,400			19,400
Net interest income after loan loss provision	89,104	1,224		90,328
Noninterest income	21,140			21,140
Noninterest expense	62,509			62,509
Income (loss) before income taxes	47,735	1,224		48,959
Provision for income taxes	17,756	465	(2)	18,221
Income before Preferred dividends	29,979	759		30,738
Less: Preferred dividends		1,493	(3)	1,493
Income from continuing operations available to common
shareholders	$29,979	$(734)		29,245
Basic earnings per share available to common shareholders
Income from continuing operations	$1.06	$(0.03)		$1.04
Diluted earnings per share available to common shareholders
Income from continuing operations	$1.05	$(0.03)		$1.02
Weighted average shares outstanding
Basic	28,243			28,243
Diluted	28,577	234	(4)	28,811

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Maximum Estimated Proceeds ($67.4 million)/Warrants (for 1.3 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	12 Months			12 Months
	Ended			Ended
	12/31/07	Adjustments		12/31/07
	(unaudited)
Net interest income	108,504	3,663	(1)	112,167
Loan loss provision	19,400			19,400
Net interest income after loan loss provision	89,104	3,663		92,767
Noninterest income	21,140			21,140
Noninterest expense	62,509			62,509
Income (loss) before income taxes	47,735	3,663		51,398
Provision (credit) for income taxes	17,756	1,392	(2)	19,148
Income before Preferred dividends	29,979	2,271		32,250
Less: Preferred dividends		4,472	(3)	4,472
Income from continuing operations available to common
shareholders	$29,979	$(2,201)		27,778
Basic earnings per share available to common shareholders
Income from continuing operations	$1.06	$(0.08)		$0.98
Diluted earnings per share available to common shareholders
Income from continuing operations	$1.05	$(0.08)		$0.95
Weighted average shares outstanding
Basic	28,243			28,243
Diluted	28,577	701	(4)	29,278

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Minimum Estimated Proceeds ($22.5 million)/Warrants (for .4 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	9 Months			9 Months
	Ended			Ended
	9/30/08	Adjustments		9/30/08
	(unaudited)
Net interest income	73,272	542	(1)	73,814
Loan loss provision	32,124			32,124
Net interest income after loan loss provision	41,148	542		41,690
Noninterest income	16,040			16,040
Noninterest expense	47,947			47,947
Income (loss) before income taxes	9,241	542		9,783
Provision (credit) for income taxes	2,445	206	(2)	2,651
Income before Preferred dividends	6,796	336		7,132
Less: Preferred dividends		1,120	(3)	1,120
Income from continuing operations available to common
shareholders	$6,796	$(784)		6,012
Basic earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.03)		$0.22
Diluted earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.03)		$0.21
Weighted average shares outstanding
Basic	27,947			27,947
Diluted	28,078	48	(4)	28,126

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

Cascade Bancorp
Pro Forma Condensed Consolidated Statements of Income
Pro Forma Impact of Maximum Estimated Proceeds ($67.4 million)/Warrants (for 1.3 million shares)
(In thousands, except per share data)

	Historical			Pro forma
	9 Months			9 Months
	Ended			Ended
	9/30/08	Adjustments		9/30/08
	(unaudited)
Net interest income	73,272	1,593	(1)	74,865
Loan loss provision	32,124			32,124
Net interest income after loan loss provision	41,148	1,593		42,741
Noninterest income	16,040			16,040
Noninterest expense	47,947			47,947
Income (loss) before income taxes	9,241	1,593		10,834
Provision (credit) for income taxes	2,445	605	(2)	3,050
Income before Preferred dividends	6,796	988		7,784
Less: Preferred dividends		3,354	(3)	3,354
Income from continuing operations available to common
shareholders	$6,796	$(2,366)		4,430
Basic earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.08)		$0.16
Diluted earnings per share available to common shareholders
Income from continuing operations	$0.24	$(0.08)		$0.16
Weighted average shares outstanding
Basic	27,947			27,947
Diluted	28,078	143	(4)	28,221

(1) Assumes that the minimum estimated Capital Purchase Program proceeds are used to reduce brokered deposits and other borrowings. The actual impact to net interest income would be different as Cascade expects to utilize a portion of the proceeds to fund loan growth and augment our strong capital position. However, such impact cannot be estimated at this time as the impact would vary based on the timing of when the loans are funded, the actual pricing of any such loans.
(2) Additional income tax expense is attributable to additional net interest income as described in Note 1.
(3) Consists of dividends on preferred stock at a 5% annual rate as well as accretion on discount on preferred stock upon issuance. The discount is determined based on the value that is allocated to the warrants upon issuance. The discount is accreted back to par value on a constant effective yield method (approximately 7%) over a five year term, which is the expected life of the preferred stock upon issuance. The estimated accretion is based on a number of assumptions which are subject to change. These assumptions include the discount (market rate at issuance) rate on the preferred stock, and assumptions underlying the value of the warrants. The estimated proceeds are allocated based on the relative fair value of the warrants as compared to the fair value of the preferred stock. The fair value of the warrants is determined under a Black-Scholes model. The model includes assumptions regarding Cascades’ common stock price, dividend yield, stock price volatility, as well as assumptions regarding the risk-free interest rate. The lower the value of the warrants, the less negative impact on net income and earnings per share available to common shareholders. The fair value of the preferred stock is determined based on assumptions regarding the discount rate (market rate) on the preferred stock (currently estimated at 12%). The lower the discount rate, the less negative impact on net income and earnings per share available to common shareholders.
(4) As described in the Section titled “Additional Terms of the Capital Purchase Program”, if approved to participate in the Capital Purchase Program, the Treasury would receive warrants to purchase a number of shares of our common stock having an aggregate market price equal to 15% of the proceeds on the date of issuance with a strike price equal to the trailing twenty day trading average leading up to the closing date. This pro forma assumes that the warrants would give the Treasury the option to purchase .4 million shares of Cascade’s common stock. The pro forma adjustment shows the increase in diluted shares outstanding assuming that the warrants had been issued on January 1, 2007 at a strike price of $8.76 (based on the trailing 20 day Cascade average share price as of November 14, 2008) and remained outstanding for the entire period presented. The treasury stock method was utilized to determine dilution of the warrants for the period presented.

Potential Anti-Takeover Effect of Preferred Stock

     Although the board of directors does not intend to issue, without prior shareholder approval, any series of preferred stock for any defensive or anti-takeover purpose or with features specifically intended to make any attempted acquisition of Cascade more difficult or costly, the Articles Amendment Proposal could have certain unintended anti-takeover effects. For example, shares of the authorized preferred stock could be issued (in a transaction other than pursuant to the TARP Capital Purchase Program) in such amounts and on such terms so as to make it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or otherwise effect a change of control. In addition, the presence of outstanding preferred stock could increase the total consideration to be paid by a potential acquiror, possibly, depending on the terms of the preferred stock, to the point of being cost-prohibitive to the potential acquiror or to the point of materially reducing the consideration to be paid to the holders of our common stock.

Description of the Preferred Stock

     Subject to the limitations described below, the preferred stock would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each class or series issued from time to time. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease will resume the status of authorized but unissued shares.

     The preferred stock would be available for issuance without further action by the shareholders, except as may be required by applicable laws or rules. For example, under the rules and policies of the NASDAQ Stock Market, shareholder approval is required for any potential issuance of 20% or more of our outstanding shares of common stock (including upon conversion of convertible preferred stock) in connection with acquisitions or discounted private placements.

The preferred stock to be authorized is commonly referred to as “de-clawed blank check preferred stock” in that:

  the voting rights of each share of preferred stock are limited to no more than one vote per share, and the shares of preferred stock will not vote as a separate class or series except as required by Oregon law; and

  the Board of Directors represents that it will not issue, without prior shareholder approval, any series of preferred stock for any defensive or anti-takeover purpose or with features specifically intended to make any attempted acquisition of Cascade more difficult or costly.

     However, within these limits, the Board of Directors may issue preferred stock for capital raising transactions, future acquisitions, joint ventures, strategic alliances or for other corporate purposes as approved by the Board. The Board of Directors believes that the authorization of preferred stock with the above limitations is consistent with sound corporate governance principles while enhancing our ability to take advantage of financing alternatives and acquisition opportunities.

Purposes of the Preferred Stock

     The Board of Directors believes that the creation of a class of preferred stock is advisable and in the best interests of the Company and its shareholders for several reasons. The authorization of preferred stock will supplement our authorized common stock by creating an undesignated class of preferred stock to increase our flexibility in structuring capital raising transactions, future acquisitions, joint ventures, strategic alliances or for other corporate purposes as approved by the Board. Preferred stock may also be useful in connection with stock dividends, equity compensation plans or other proper corporate actions. The Board of Directors evaluates such opportunities and considers different capital structuring alternatives designed to advance our business strategy.

     Having the authority to issue preferred stock will enable us to develop equity securities with terms tailored to specific purposes and to avoid the possible delay associated with, and significant expense of, calling and holding a special meeting of shareholders to authorize such additional capital stock. The Board of Directors believes that such enhanced ability to respond to opportunities and to favorable capital market conditions before the opportunity or conditions pass is in the best interests of our company and its shareholders.

     As mentioned above, the Board of Directors is considering authorizing issuance of a series of preferred stock and warrants to purchase common stock to the UST pursuant to the terms of the Emergency Economic Stabilization Act of 2008 and the CPP established thereunder. Preferred stock issued pursuant to the terms of this program may or may not have limited voting rights. If the Company participates in the CPP, it will be required to follow the guidelines set forth by the UST and such guidelines and requirements may not be consistent with the “declawed” provisions and therefore we have included an exception for the CPP in the amendment to our Articles of Incorporation.

Effect of the Preferred Stock Upon Holders of Common Stock

     The actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock. The Board of Directors will have authority to, among other things, establish the number of shares constituting a series, dividend rights, voting rights (but limited to no more than one vote per share of preferred stock), conversion or exchange privileges, redemption features, sinking fund provisions, and rights in the event of a voluntary or involuntary liquidation or dissolution.

     The effects of the issuance of preferred stock upon holders of our common stock might include, among other things:

  restricting our ability to declare dividends or the amount of such dividends on the common stock;

  restricting our ability to repurchase outstanding common stock;

  diluting the voting power of the common stock, although the shares of preferred stock may not have more than one vote per share except as required by the CPP; and

  a change in the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the shareholders.

Effect of Failure to Approve the Amendment to the Articles of Incorporation

     In the event that the shareholders of the Company fail to approve the amendment to the Articles of Incorporation, the Company will be ineligible to participate in the TARP Capital Purchase Program, and will therefore not qualify for the equity investment by the Treasury. The recent significant economic downturn and turbulence in the financial markets make it prudent for financial institutions to not only preserve existing capital, but to consider augmenting capital as a protection against the uncertain duration and severity of the challenges arising from this economic situation. Our application to participate in the TARP Capital Purchase Program represents a part of our strategy to protect our capital and liquidity during these challenging times. A failure to qualify for the TARP Capital Purchase Program will eliminate a potential source of capital to improve the Company’s capital position, and although the Company would remain a ‘well-capitalized’ financial institution and its financial condition and results of operations would not be materially different than those disclosed at September 30, 2008, its total capital would not be augmented to the extent of the possible CPP proceeds.

Required Vote

     Assuming the existence of a quorum, the amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK.

ITEM 2	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 45,000,000.

     We are asking you to approve a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 35,000,000 to 45,000,000. The Board of Directors has approved the amendment, and believes such action to be in the best interests of the Company and its shareholders for the reasons set forth below. The purpose of the amendment to the Articles of Incorporation is to enable shares to be issued for general corporate purposes as approved by the Board.

     The complete text of the form of the Amendment to the Articles of Incorporation for the increase in the number of authorized shares of common stock is set forth in Appendix A to this proxy statement. Such text is however subject to revision for such changes as may be required by the Oregon Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Description of Common Stock

     Our authorized common stock currently consists of 35,000,000 shares. As of October 27, 2008 there were 28,088,110 shares of common stock issued and outstanding and 1,227,563 shares of common stock reserved for issuance pursuant to the Company’s existing incentive plans. Outstanding shares of common stock and issuable option shares now represent approximately 83.8% of the 35,000,000 authorized. No preferred stock is presently authorized by our Articles of Incorporation.

Purpose of the Increase in Number of Authorized Shares of Common Stock

     The Board believes that it is desirable to increase the number of authorized shares of common stock. This action will provide the Company with flexibility in the future by assuring the availability of sufficient authorized but unissued common stock for valid corporate purposes such as capital raising transactions, stock splits, stock dividends, exercise of options or warrants, or for other corporate purposes. The newly authorized shares of common stock would be available for issuance without further action by shareholders except as required by law, regulation, or as limited by rules promulgated by the Nasdaq Capital Market. The Company does not require the authorization of additional common shares to meet its obligations under existing option plans or upon the exercise of any warrants that may be received by the Treasury.

Required Vote

     Assuming the existence of a quorum, the amendment to the Articles of Incorporation will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 35,000,000 TO 45,000,000.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth the shares of common stock beneficially owned as of October 27, 2008, by each director and each named executive officer, the directors and named executive officers as a group and those persons known to beneficially own more than 5% of our common stock:

					Total Shares
	Shares of	Nonvested	Stock	Shares held	of Common	Percent
	Common	Restricted	Options	in 401(K)	Stock	of
Beneficial Owner's Name	Stock	Stock	Exercisable	Plan	Owned	Class
5% Owners:

David F. Bolger	1,525,712	-	-	-	1,525,712	5.43%
79 Chestnut Street
Ridgewood, NJ 07450-2533

The David F. Bolger (1)
2008 Nongrantor Charitable Lead Annuity Trust
c/o Wells, Jaworski, & Liebman, LLP	2,526,955	-	-	-	2,526,955	9.00%
12 Route 17 North, P.O. Box 1827
Paramus, NJ 07652

T. Rowe Price Associates, Inc. (2)	2,275,520	-	-	-	2,275,520	8.10%
100 E. Pratt Street
Baltimore, Maryland 21202

The David F. Bolger (1)
2008 Grantor Retained Annuity Trust
c/o Bolger & Co., Inc.	1,937,332	-	-	-	1,937,332	6.90%
79 Chestnut Street
Ridgewood, NJ 07450

The Bank of New York Mellon Corporation (3)	1,576,516	-	-	-	1,576,516	5.61%
One Wall Street, 31st Floor
New York, NY 10286

					Total Shares
	Shares of	Nonvested	Stock	Shares held	of Common	Percent
	Common	Restricted	Options	in 401(K)	Stock	of
Beneficial Owner's Name	Stock	Stock	Exercisable	Plan	Owned	Class
Directors and Executive Officers:
Jerol E. Andres , Director	26,562	-	-	-	26,562	0.09%
Gary L. Hoffman, Director	99,048	-	7,420	-	106,468	0.38%
Ryan R. Patrick, Director	32,325	-	7,420	-	39,745	0.14%
James E. Petersen , Director	99,093	-	7,420	-	106,513	0.38%
Judi Johansen, Director	7,217	-	-	-	7,217	0.03%
Henry Hewitt, Director	11,386	-	-	-	11,386	0.04%
Patricia L. Moss, Director	154,514	42,623	124,593	16,112	337,842	1.20%
Clarence Jones, Director	22,223	-	-	-	22,223	0.08%
Thomas M. Wells, Director	31,308	-	-	-	31,308	0.11%
Michael J. Delvin, Officer	9,785	18,454	22,103	504	50,846	0.18%
Gregory D. Newton, Officer	43,834	12,770	66,728	1,036	124,368	0.44%
Frank R. Weis, Officer	68,519	10,974	52,635	5,585	137,713	0.49%
Peggy L. Biss, Officer	57,975	10,949	61,445	10,617	140,986	0.50%

All Directors and Executive
Officers as a Group (13)	663,789	95,770	349,764	33,854	1,143,177	4.07%

(1) As reported in Amendment No. 2 to the Schedule 13D filed with the SEC on May 29, 2008 by David Bolger (“Bolger”), Two-Forty associates, The David F. Bolger 2008 Grantor Retained Annuity Trust (“GRAT”) and The David F Bolger 2008 Non-Grantor Charitable Lead Annuity Trust (“CLAT”). The Schedule 13D discloses that Bolger has shared voting and dispositive power with respect to 2,129,653 shares, Two-Forty Associates has shared voting and dispositive power with respect to 192,321 shares, the “GRAT” has shared voting and dispositive power with respect to 1,937,332 shares and the “CLAT” has shared voting and dispositive power with respect to 2,526,955 shares.
(2) These securities are owned by various individual and institutional investors including shares owned by T. Rowe Price Mutual Funds (which owns 1,467,925 shares, representing 5.2% of the shares outstanding), which T. Rowe Price Associates, Inc (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates expressly disclaims that it is in fact the beneficial owner of such securities. As disclosed in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2008, T. Rowe Price Associates Inc has sole voting power with respect to 290,825 shares and sole dispositive power.
(3) As reported in Schedule 13G filed with the SEC on February 14, 2008, the Bank of New York Mellon Corporation has shared voting power with respect to 18,400 shares and shared dispositive power with respect to 17,100 shares.

~~(1) As reported in Amendment No. 2 to the Schedule 13D filed with the SEC on May 29, 2008 by David Bolger (“Bolger”), Two-Forty associates, The David F. Bolger 2008 Grantor Retained Annuity Trust (“GRAT”) and The David F Bolger 2008 Non-Grantor Charitable Lead Annuity Trust (“CLAT”). The Schedule 13D discloses that Bolger has shared voting and dispositive power with respect to 2,129,653 shares, Two-Forty Associates has shared voting and dispositive power with respect to 192,321 shares, the “GRAT” has shared voting and dispositive power with respect to 1,937,332 shares and the “CLAT” has shared voting and dispositive power with respect to 2,526,955 shares.~~
~~(2) These securities are owned by various individual and institutional investors including shares owned by T. Rowe Price Mutual Funds (which owns 1,467,925 shares, representing 5.2% of the shares outstanding), which T. Rowe Price Associates, Inc (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates expressly disclaims that it is in fact the beneficial owner of such securities. As disclosed in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2008, T. Rowe Price Associates Inc has sole voting power with respect to 290,825 shares and sole dispositive power.~~
~~(3) As reported in Schedule 13G filed with the SEC on February 14, 2008, the Bank of New York Mellon Corporation has shared voting power with respect to 18,400 shares and shared dispositive power with respect to 17,100 shares.~~

SHAREHOLDER PROPOSALS

     In order to be eligible under the SEC’s shareholder proposal rule (Rule 14a-8) for inclusion in the proxy materials of Cascade Bancorp for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must, in addition to complying with the shareholder eligibility and other requirements of the SEC’s rules governing such proposals, be received at the Company's main office at 1100 N.W. Wall Street, Bend, Oregon 97701 no later than November 15, 2008.

     For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the meeting, timely notice must be received by the Secretary of the Company, in writing, not less than 60 days, nor more than 90 days, before the date of the meeting (for example assuming an April 30, 2009, meeting, no earlier than January 30, 2009, and not later than the close of business on February 27, 2009.)

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

By Order of the Board of Directors

Gregory D. Newton SECRETARY

Bend, Oregon
November ~~[~~19~~7]~~, 2008

Exhibit A
to
Articles of Amendment
of
Cascade Bancorp

Article VII shall be amended and restated in its entirety as follows:

Article VII

(a) The Corporation is authorized to issue shares of two classes: 5,000,000 shares of preferred stock and 45,000,000 shares of common stock.

(b) Subject to the provisions governing preferred stock that may from time to time be issued, the holders of the common stock shall have voting rights and the right to receive the net assets of the corporation upon dissolution as provided in the Oregon Business Corporation Act (“Act”).

(c) The Board of Directors is authorized, subject to the Act and the provisions of this Article VII, to provide for the issuance of shares of the preferred stock in series, to establish the number of shares to be included in each series, and to determine the designations, preferences, limitations and relative rights of each series; provided that, except as otherwise required by any capital purchase program authorized by the Emergency Economic Stabilization Act of 2008, the holders of shares of preferred stock will not be entitled (A) to more than one vote per share, when voting as a class with the holders of shares of Common Stock, or (B) to vote on any matter separately as a class or series, except where expressly required by the Act. The Board of Directors may increase or decrease the number of shares of any series of preferred stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized but unissued shares.

(d) The authority of the Board of Directors with respect to each series includes, without limitation, determination of:

     (i) the number of shares in, and the distinguishing designation of, that series;

     (ii) whether shares of that series shall have full, special, conditional, limited, or no voting rights;

     (iii) whether shares of that series shall be redeemable or convertible (a) at the option of the corporation, the shareholder, or another person on the occurrence of a designated event, (b) for cash, indebtedness, securities, or other property, or (c) in a designated amount or in the amount determined in accordance with a designated formula or by reference to extrinsic data or events;

     (iv) whether, and the extent to which, shares of that series are entitled to distributions calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative;

     (v) whether, and the extent to which, shares of that series have preferences over any other classes or series of shares with respect to distributions, including dividends and distributions upon the dissolution of the Corporation; and

     (vi) any other preferences, limitation, and rights that are permitted by law.

Page 1. Exhibit A

1100 NW WALL STREET
BEND, OR 97701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CASCD1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASCADE BANCORP

The Board of Directors recommends a vote "FOR" the following proposals.

Vote On Proposals		For	Against	Abstain

1.	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK WITH LIMITED VOTING RIGHTS:	☐	☐	☐

2.	TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 35,000,000 TO 45,000,000:	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. (IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or Limited Liability Company, then please sign in the entity name by authorized person.

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

1100 NW Wall Street
Bend, Oregon 97701

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints GARY L. HOFFMAN and PATRICIA L. MOSS, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Cascade Bancorp (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held at 1100 NW Wall Street, Bend, Oregon, on December 19, 2008, at 8:00 a.m. PST, and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.